Nationwide Life Insurance Company
• Nationwide Variable Account – II
• Nationwide Variable Account – 7
• Nationwide Variable Account – 9
• Nationwide Variable Account – 13
• Nationwide VLI Separate Account – 2
• Nationwide VLI Separate Account – 4
• Nationwide VLI Separate Account – 7
• Nationwide Provident VLI Separate Account 1

Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account – G

Prospectus supplement dated June 10 2011 to
prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying investment option under your contract or policy.  Effective immediately, the name of the investment option has been updated as indicated below:

CURRENT NAME	UPDATED NAME
Wells Fargo Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund	Wells Fargo Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund: Class 2